LEGG MASON PARTNERS VARIABLE INCOME TRUST

SUPPLEMENT DATED AUGUST 24, 2007

TO THE

PROSPECTUSES DATED APRIL 30, 2007

FOR

LEGG MASON PARTNERS VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO—CLASS I AND CLASS II SHARES

Effective August 24, 2007, the following text supplements the currently effective Prospectuses for the fund:

Investment Strategies—Emerging Market Countries

Any references to an emerging market country in the fund’s Prospectuses shall mean any country, which at the time of investment, is represented in the JP Morgan EMBI Global Index, or categorized by the World Bank, in its annual categorization, as middle or low-income.

Investment Strategies—Ratings

The following supplements the fund’s Prospectuses and replaces any related information:

In the event that a security is rated by different agencies and receives different ratings from these agencies, the fund will treat the security as being rated in the lowest rating category received by an agency.

Performance—Benchmarks

The performance table included in the fund’s Prospectuses shows how the fund’s average annual total returns compare with the returns of a broad-based unmanaged securities market index, typically referred to as a benchmark. The fund’s benchmark was changed as described below to better reflect the composition of the fund’s portfolio holdings.

The fund’s benchmark was changed from the Citigroup High Yield Market Index to the Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index. The Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Lehman Brothers U.S.

Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade fixed-rate, taxable corporate bond market. Please note that an investor can not invest directly in an index. An index does not reflect deductions for fees, expenses or taxes. The average annual total returns for the Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index for the 1 and 5 year periods ended December 31, 2006 and for the periods from May 1, 1998 (the inception date of Class I shares) though December 31, 2006 and February 26, 2004 (the inception date of Class II shares) through December 31, 2006, were as follows:

Average Annual Total Returns (for periods ended December 31, 2006)

Index	1 year	5 years	Since 5/01/1998 (Inception of Class I Shares)		Since 2/26/2004 (Inception of Class II Shares)
Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index	10.76%	10.20%	5.75	%(1)	8.02%

(1)	Index comparison as of 5/01/98 is not available. Performance shown is as of April 30, 1998.

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